SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) January 6, 2000


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000














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Item 5.  Other Events
         ------------

        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339, No. 33-60069 and No. 333-86363), the registrant hereby files the following press release.


                                    Contact:  Susan Gaffney
                                              (302) 774-2698
                                              susan.e.gaffney-2@usa.dupont.com



              LANDGRAF NAMED CEO OF DUPONT PHARMACEUTICAL COMPANY
              ---------------------------------------------------


        WILMINGTON, Del., Jan. 6 -- DuPont today announced that Kurt M. Landgraf, executive vice president and chief operating officer, will become chief executive officer of The DuPont Pharmaceutical Company, a wholly owned independent subsidiary of DuPont. Landgraf will also assume chairmanship of a newly created Pharmaceutical Advisory Board made up of DuPont executives and external pharmaceutical industry executives who will add expertise to the company's objective of creating a rich pipeline with specific therapeutic focus.

        "This move enhances our ability to grow our pharmaceuticals business," said Charles O. Holliday, Jr., DuPont chairman and CEO. "We examined numerous potential large ventures, but we concluded that they did not increase share-holder value. Continuing to build an integrated system of highly focused marketing and research alliances is the best path toward meeting both our strategic and shareholder value objectives."

        Holliday noted, "I expect that the multiple alliances strategy will create for us a larger and more profitable business unit, and I have great confidence that Kurt's 30 years of experience in the industry he knows so well make him the ideal choice to lead our effort."

        Landgraf said, "Over the past six months, DuPont Pharmaceuticals has acquired CombiChem and ImaRx and has formed significant research collabo-rations with Pharmasset and Duke University. I am confident in our ability to create growth by capitalizing on these and future alliances, as well as our market-leading positions in SustivaTM efavirenz and "Coumadin" warfarin sodium and the financial gains from our partnership with Merck on "Cozaar" losartan potassium."







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        The DuPont Pharmaceuticals company is a wholly owned subsidiary of
DuPont with specific franchise leadership in cardiovascular/thrombosis, virology and neurology therapeutics.

        The DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 65 countries and has 97,000 employees.

Forward-Looking Statements: This news release contains forward-looking state-ments based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product develop-ment, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; failure of the company or related third parties to become Year 2000 capable; research and development of new products, including regulatory approval and market acceptance, seasonality of sales in its Agriculture & Nutrition segment.


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1/6/00








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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




January 6, 2000









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